Exhibit 4.3

Legendary Pit Bar-B-Que® SEE REVERSE SIDE FOR CERTAIN DEFINITIONS INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA CUSIP 307068 10 6 THIS CERTIFIES THAT s EN I (l me0 oz c r;:l is the owner of -z:(/) :_:,!zGi :oe:l FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE OF Cl> (f)Z -; o FAMOUS DAVE'S OF AMERICA, INC. om:n (hereinafter called the Corporation), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation of the Corporation and of the amendments from time to time made thereto (copies of which are on file with the Transfer Agent), to all of which the holder, by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile signatures of the duly authorized officers of the Corporation. S::Ui }li! n:l z -<9 Dated: -i ) >:D zo l> :n ( /) mm Gl:D (jj)> -i Gl :IJm )>z :IJ-i AMERICAN FINANCIAL PRINTING INCORPORATED - MINNEAPOLIS OJ -<

THE CORPORATION WILL FURNISH ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A COPY OF THE ARTICLES OF INCORPORATION AND A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: Custodian _ UTMA - TEN COM TEN ENT JTTEN - as tenants in common - as tenants by entireties (Gust) (Minor) under Uniform Transfers to Minors Act - as joint tenants with right of survivorship and not as tenants in common (State) Additional abbreviations may also be used though not in the above list. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE) ---------------------------------J ami---------- ami cb ftere!ty em;ed tlw(] --------------------------Iff tlw saids/t{l/'e£/ {HZ/ tlw 6-oob(!/tlw toitltuv-(] Jidi 0ated (!/ itatUJ-/l/ ilv tlwfrenzt&e& NOTICE: THE SIGNA1UAE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME N3 WRITTEN UPON THE FACE OF THE CEAnFICAlE IN EVERY PARTICUlAR WITHOUT AI.JERATlON OR ENLARGEMENT OR ANY CHANGE WHATEVER. SIGNATURE GUARANTEED ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"), OR THE STOCK EXCHANGES MEDALUON PROGRAM { SEMP') AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.